Exhibit 10.13(e)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 406

AMENDMENT NUMBER 5 TO AMENDED

AND RESTATED LETTER AGREEMENT GCT-026/98

This Amendment Number 5 to Amended and Restated Letter Agreement GCT-026/98, dated as of April 30, 2003 (“Amendment No. 5”) relates to the Amended and Restated Letter Agreement GCT-026/98 (as amended from time to time, the “Letter Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airways Holdings Inc. (“Buyer”) dated April 19, 2002, which concerns the Amended and Restated Purchase Agreement GCT-025/98 (as amended from time to time, the “Purchase Agreement”;  the Purchase Agreement and the Letter Agreement collectively referred to herein as the “Agreement”). This Amendment No. 5 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 5 sets forth further agreements between Embraer and Buyer relative to  [ * ]  additional aircraft.

This Amendment No. 5 constitutes an amendment and modification of the Letter Agreement.  All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No. 5 and the Agreement, the terms of this Amendment No. 5 shall control.

WHEREAS, in connection with the Parties’ agreements as described above, the Parties have agreed to modify the Letter Agreement as provided below;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer do hereby agree as follows:

1.             Additional Aircraft  [ * ]   Chautauqua Airlines, Inc., a wholly-owned subsidiary of Buyer (“Chautauqua”) purchased  [ * ]  (the “Additional Aircraft”).   [ * ]

[ * ]

2.             Miscellaneous:  All other provisions of the Agreement, which have not been specifically amended or modified by this Amendment No. 5, shall remain valid in full force and effect without any change.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.  THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*. Confidential

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 5 to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.		Republic Airways Holdings Inc.

By	/s/ Satoshi Yokota	By	/s/ Bryan K. Bedford
Name:	Satoshi Yokota	Name:	Bryan K. Bedford
Title:	Executive Vice President Development and Industry	Title:	President & CEO

By	/s/ José Luis Molina
Name:	José Luis Molina
Title:	Director of Contracts Airline Market

Date: July 23, 2003		Date: July 23, 2003
Place: Sao José dos Campos, SP		Place:

Witness:	/s/ Juliette O. Zambelli	Witness:	/s/ Lars-Erik Arnell

Name: Juliette O. Zambelli		Name: Larks-Erik Arnell